Exhibit 10.2.2

EXECUTION

AMENDMENT NUMBER TWO
to the

MASTER REPURCHASE AGREEMENT

Dated as of June 3, 2020,
among

HOME POINT FINANCIAL CORPORATION,
MORGAN STANLEY BANK. N.A.,
and

MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC

This AMENDMENT NUMBER TWO (this “Amendment”) is made this 18th day of November, 2020, among HOME POINT FINANCIAL CORPORATION, a New Jersey corporation, as seller (“Home Point”), MORGAN STANLEY BANK, N.A., a national banking association, as buyer (“Buyer”) and MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC, a New York limited liability company, as agent for the Buyer (“Agent”), to the Master Repurchase Agreement, dated as of June 3, 2020, as amended by that certain Amendment Number One to the Master Repurchase Agreement, dated as of August 14, 2020 (as may be amended, modified or supplemented from time to time, the “Agreement”), among Seller, Buyer and Agent, as such agreement may be further amended from time to time. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, Seller, Buyer and Agent have agreed to amend the Agreement as more specifically set forth herein; and

WHEREAS, as of the date hereof, Seller represents to Buyer and Agent that Seller is in full compliance with all of the terms and conditions of the Agreement and each other Repurchase Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Repurchase Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.  Amendment. The Agreement is hereby amended as follows:

Section 1.01 Schedule 1 of the Agreement is hereby amended by deleting clause (ss) in its entirety and replacing it with the following:

(ss)   Origination Date. With respect to any Mortgage Loan originated by the Seller, the Origination Date is no earlier than 30 days prior to the date the Mortgage Loan is first included as a Purchased Loan under the Repurchase Agreement. With respect to any Mortgage Loan originated by a Qualified Originator other than the Seller, the Origination Date is no earlier than 90 days prior to the date the Mortgage Loan is first included as a Purchased Loan under the Repurchase Agreement.

SECTION 2.   Effective Date. This Amendment shall become effective as of the date (the “Amendment Effective Date”) that the Agent shall have received counterparts hereof duly executed by each of the parties hereto.

SECTION 3.  Fees and Expenses. Seller agrees to pay to Buyer and Agent all reasonable out-of-pocket costs and expenses incurred by Buyer or Agent in connection with this Amendment (including all reasonable fees and out-of-pocket costs and expenses of Buyer’s or Agent’s legal counsel) in accordance with Section 14.04 and 14.06 of the Agreement.

SECTION 4.  Representations. Seller hereby represents to Buyer and Agent that as of the date hereof, Seller is in full compliance with all of the terms and conditions of the Agreement and each other Repurchase Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Repurchase Document.

SECTION 5.   Binding Effect; Governing Law. THIS AMENDMENT SHALL BE BINDING AND INURE TO THE BENEFIT OF THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND PERMITTED ASSIGNS. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).

SECTION 6.   Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. The parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties.

SECTION 7.   Limited Effect. Except as expressly amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby. The parties hereto have entered into this Amendment solely to amend the terms of the Agreement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Seller or any other party under or in connection with the Agreement or any of the other Transaction Documents. It is the intention and agreement of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the Repurchase Obligations of the parties under the Agreement are preserved, (ii) the liens and security interests granted under the Agreement continue in full force and effect, and (iii) any reference to the Agreement in any such Transaction Documents shall be deemed to reference to this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, Sellers, Buyer and Agent have caused this Amendment to be executed and delivered by their duly authorized officers as of the date set forth above.

HOME POINT FINANCIAL CORPORATION,
as Seller

By:	/s/ Joseph Ruhlin
Name: Joseph Ruhlin
Title: Treasurer

MORGAN STANLEY BANK, N.A.,
as Buyer

By:	/s/ Michael Calandra
Name: Michael Calandra
Title: Authorized Signatory

MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC,
as Agent

By:	/s/ Christopher Schmidt
Name: Christopher Schmidt
Title: Authorized Signatory

[Signature page to Amendment No. 2 to MRA]